                                                                    Exhibit 10.1

                                CONVERTIBLE NOTE
                           AND BONUS PAYMENT AGREEMENT

     This CONVERTIBLE NOTE AND BONUS PAYMENT AGREEMENT, dated as of February 28, 2002 (this "Agreement"), among (i) Essential Therapeutics, Inc., a Delaware
            ---------
corporation ("Parent"), (ii) those holders listed on Schedule 1 attached hereto
              ------                                 ----------
(the "Note Payees") of convertible promissory notes issued by Maret Corporation,
      -----------
a Delaware corporation (the "Company"), (iii) those directors, officers,
                             -------
employees and consultants of the Company who are listed on Schedule 2 attached
                                                           ----------
hereto and who execute and deliver this Agreement in the space provided for their signatures (the "Management Payees"), (iv) the Company, and (v) and solely
                       -----------------
with respect to Section1.02(d)(i) hereof, Terence E. Winters, acting solely as the Stockholder Representative referred to herein. Capitalized terms used herein without definition shall have the meaning ascribed thereto in the Merger Agreement.

     WHEREAS, the Company is to be acquired by Parent through the merger of MC Merger Corp., a Delaware corporation and wholly owned subsidiary of Parent ("Subcorp"), with and into the Company, as a result of which the Company will be
  -------
the surviving corporation (the "Merger"), all in accordance with the General
                                ------
Corporation Law of the State of Delaware ("Delaware Law") and subject to the
                                           ------------
terms of that Agreement and Plan of Merger, of even date herewith, by and among Parent, Subcorp, the Company and Terence E. Winters in his capacity as the Stockholder Representative thereunder (the "Merger Agreement"); and
                                            ----------------

     WHEREAS, it is a condition to the willingness of the parties to enter into the Merger Agreement that the parties hereto execute and deliver this Agreement simultaneously with the execution and delivery of the Merger Agreement.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained and intending to be legally bound hereby, the parties hereto hereby agree as follows:

                                    ARTICLE I
                                  THE PAYMENTS

     SECTION 1.01.  The Note Payments.
                    -----------------

          (a) Note Payment Shares. Immediately prior to, but subject to, the
              -------------------
consummation of the Merger, all outstanding principal and accrued but unpaid interest owed by the Company to each Note Payee immediately prior to the Effective Time (such principal and interest being hereinafter referred to, in the case of such Note Payee, as the "Amount Due") under any promissory note,
                                     ----------
convertible promissory note or other instrument issued by the Company and then held by such Note Payee (collectively, the "Notes" and each individually a
                                            -----
"Note") shall (automatically and without further action by such Note Payee, the
 ----
Company or Parent) be cancelled, and, in exchange and as full payment for such Amount Due, Parent shall, subject to the remaining provisions of this Section 1.01, issue to such Note Payee the number of shares of Parent Common Stock set forth opposite such Note Payee's name on Schedule 1 hereto
                                         ----------
under the caption "Note Payment Shares". The aggregate number of shares of Parent Common Stock that Parent is required to issue to all of the Note Payees pursuant to this Section 1.01 shall be referred to as the "Note Payment Shares".
                                                           -------------------

          (b) Schedule 1. Schedule 1 hereto sets forth, opposite each Note
              ----------  ----------
Payee's name, the Note or Notes held by such Note Payee on the date of this Agreement (each identified by the date of issue of each such Note and the original principal amount thereof), and the number of Note Payment Shares to be issued to such Note Payee. Each of the Company and the Note Payees hereby represents and warrants to Parent and the Surviving Corporation that Schedule 1
                                                                     ----------
hereto is, and at the Closing will be, true, correct and complete, and that the Company does not owe any amount to any of the Note Payees other than the amounts set forth on Schedule 1 hereto. Parent and the Surviving Corporation shall be
             ----------
entitled to rely on Schedule 1 without any obligation to verify the same and
                    ----------
shall have no liability to any Note Payee or any other party as a result of such reliance.

          (c) No Further Obligation. From and after the Effective Time, all of
              ---------------------
the Notes shall be terminated, canceled and of no further force or effect, and none of Parent, Company or the Surviving Corporation shall have any liability or obligation of any kind whatsoever to the Note Payees under the Notes.

          (d) Transfer of Title. Each Note Payee hereby covenants and agrees
              -----------------
that such Note Payee shall not transfer record or beneficial ownership of any of the Notes at any time during the period commencing on the date hereof and ending on the effective date of termination of this Agreement.

     SECTION 1.02. The Bonus Payments.
                   ------------------

          (a) Management Payment Shares.
              -------------------------

               (i) At Closing. Immediately prior to, but subject to, the
                   ----------
consummation of the Merger, all stay-bonus obligations owed by the Company to each Management Payee immediately prior to the Effective Time (in the case of each Management Payee, the "Management Stay-Bonus" and, collectively with the
                            ---------------------
Management Stay-Bonus owed to each other Management Payee, the "Management
                                                                ----------
Stay-Bonuses") shall (automatically and without further action by such
------------
Management Payee, the Company or Parent) be cancelled, and, in exchange and as full payment for such Management Stay-Bonus, Parent shall, subject to the remaining provisions of this Section 1.02, issue to such Management Payee the number of shares of Parent Common Stock set forth opposite such Management Payee's name on Schedule 2 hereto under the caption "Aggregate Management
                ----------
Payment Shares". The aggregate number of shares of Parent Common Stock that Parent is required to issue to all of the Management Payees pursuant to this
Section 1.02 shall be 100,000 shares (subject to adjustment pursuant to the next sentence). Any references in this Section 1.02 or in Schedule 2 hereto to any
                                                     ----------
number of shares of Parent Common Stock shall be equitably adjusted to reflect fully the effect of any stock split, reverse split, stock combination, stock dividend, reorganization, reclassification, recapitalization or other like change with respect to Parent Common Stock after the date hereof and prior to the Effective Time. The aggregate number of shares of Parent Common Stock that

Parent is required to issue to all of the Management Payees pursuant to this
Section 1.02 shall be referred to as the "Management Payment Shares".
                                          -------------------------

               (ii) Escrow. Notwithstanding any provisions of this Agreement to
                    ------
the contrary, ten percent (10%) of the shares that each Management Payee would otherwise be entitled to receive pursuant to Section 1.02(a) above, resulting in an aggregate of 10,000 of the Management Payment Shares (the "Management
                                                              ----------
Escrowed Shares"), shall be deposited with, and held by, the Escrow Agent
---------------
pursuant to the terms of the Escrow Agreement as Escrowed Property thereunder, for the purpose of providing for the payment of any and all indemnification claims made by Parent pursuant to Article IX of the Merger Agreement. By executing this Agreement, each Management Payee agrees to be bound by the terms and obligations of the Escrow Agreement. The aggregate number of shares of Parent Common Stock that Parent is required to issue to all of the Management Payees pursuant to this Section 1.02, less the Management Escrowed Shares, shall be referred to as the "Management Closing Shares".
                       -------------------------

          (b) Schedule 2. Schedule 2 hereto sets forth, opposite each Management
              ----------  ----------
Payee's name, the Management Stay-Bonus owed by the Company to such Management Payee, and the aggregate number of Management Payment Shares to which such Management Payee would be entitled under this Section 1.02 if the Effective Time were occurring on the date hereof, which aggregate number of Management Payment Shares is allocated on Schedule 2 to reflect for each Management Payee such
                       ----------
Management Payee's portion of the Management Closing Shares and the Management Escrowed Shares. Each of the Company and each Management Payee hereby represents and warrants to Parent and the Surviving Corporation that Schedule 2 hereto is,
                                                          ----------
and at the Closing will be, true, correct and complete, and that the Company does not owe any stay-bonus or other kind of bonus to any of the Management Payees other than the Management Stay-Bonuses set forth on Schedule 2 hereto
                                                           ----------
(other than bonuses reserved for in the Company's unaudited financial statements for the year ended December 31, 2001 owing to Gere Di Zerega and Kathleen Rodgers in the aggregate amount of $28,400). Parent and the Surviving Corporation shall be entitled to rely on Schedule 2 without any obligation to
                                         ----------
verify the same and shall have no liability to any Management Payee or any other party as a result of such reliance.

          (c) No Further Obligation. From and after the Effective Time, all of
              ---------------------
the Management Stay-Bonuses shall be deemed to be paid in full, and none of Parent, Company or the Surviving Corporation shall have any liability or obligation of any kind whatsoever to the Management Payees with respect to the Management Stay-Bonuses and all other bonuses owed by the Company to any of the Management Payees (other than bonuses reserved for in the Company's unaudited financial statements for the year ended December 31, 2001 owing to Gere Di Zerega and Kathleen Rodgers in the aggregate amount of $28,400).

          (d) Additional Management Payee Agreements.
              --------------------------------------

               (i) Appointment of Stockholder Representative. By signing below,
                   -----------------------------------------
each Management Payee hereby agrees that the Stockholder Representative appointed pursuant to the terms of the Merger Agreement, which appointee will initially be, Terence E. Winters, shall be his, her or its true and lawful agent and attorney-in-fact to enter into any agreement in connection with the transactions contemplated by the Escrow Agreement, to exercise all or any of the powers, authority and discretion conferred on him under any such agreement, to give and receive notices on their behalf and to be his, her or its exclusive representative with respect to any matter, suit, claim, action or proceeding arising with respect to any transaction contemplated by any such agreement, including, without limitation, the defense, settlement or compromise of any claim, action or proceeding for which Parent or the Surviving Corporation, may be entitled to indemnification and, the Stockholder Representative agrees to act as, and to undertake the duties and responsibilities of, such agent and attorney-in-fact. All actions, decisions and instructions of the Stockholder Representative shall be conclusive and binding upon all of the Management Payees and no Management Payee shall have any cause of action against the Stockholder Representative for any action taken, decision made or instruction given by the Stockholder Representative under this Agreement or the Escrow Agreement (or for any failure to take such action, make such decision or give such instruction).

               (ii) Release. Each Management Payee hereby agrees to release the
                    -------
Company, Parent and the Surviving Corporation and their respective affiliates (as such term is defined in the Merger Agreement), and all of their respective past and present directors, trustees, officers, shareholders, employees, agents, successors and assigns, and all others connected with any of them, both individually and in their official capacities, from any and all causes of action, rights or claims that such Management Payee may have had in the past, now have or might now have, in any way related to, connected with or arising out of such Management Payee's relationship, in any capacity, with the Company, including, without limitation, any claims pursuant to any other federal, state or local law, regulation or other requirement, or pursuant to any written or oral contract, agreement or understanding between such Management Payee and the Company.

               (iii) Non-Disparagement. Further, each Management Payee hereby
                     -----------------
agrees that such Management Payee will continue to use such Management Payee's best efforts to support and promote the interests and reputation of the Company, Parent and/or the Surviving Corporation in the community; that such Management Payee will not disparage the Company, Parent and/or the Surviving Corporation or any of the people or organizations associated with it; and that Management Payee will not otherwise do or say anything that is intended to injure the good morale of the employees of the Company, Parent and/or the Surviving Corporation or otherwise harm its business or reputation.

               (iv) Withholding. Each Management Payee agrees to pay to the
                    -----------
Company, the Surviving Corporation or Parent, as applicable, such amounts as any of the foregoing is required to deduct and withhold under the Code, or any provision of state, local or foreign tax law, with respect to the issuance of the Management Payment Shares (the "Withholding Amount"). In the absence of
                                    ------------------
payment by any Management Payee of the Withholding Amount, each of the Company, the Surviving Corporation and/or Parent shall be entitled to deduct and withhold from any amounts due to any Management Payee the Withholding Amount. To the extent that amounts are so withheld by Surviving Corporation or the Parent, as the case may be, such withheld amounts shall be treated for all purposes of this

Agreement as having been paid to such holder in respect of which such deduction and withholding was made by Surviving Corporation or the Parent, as the case may be.

          (e) No Obligation. Notwithstanding any provision of this Agreement to
              -------------
the contrary, any person listed on Schedule 2 hereto that fails to execute and deliver a signature page to this Agreement prior to the Closing contemplated by the Merger Agreement (i) shall not be a Management Payee hereunder, (ii) shall not be entitled to any Management Stay-Bonus, and (iii) shall not be entitled to receive any Management Payment Shares.

     SECTION 1.03. Closing. Immediately prior to the Closing contemplated by the
                   -------
Merger Agreement, each Note Payee shall deliver the original Note held by it for cancellation. Within a reasonable period of time after the Effective Time, Parent will cause to be delivered: (i) to each Note Payee and Management Payee, those materials that Parent or its transfer agent will require from the Note Payees and the Management Payees, which materials may include any certifications Parent may request with respect to compliance with any withholding obligations of Parent or the Surviving Corporation under the Code, (ii) to each Note Payee that has surrendered all original Notes held by such Note Payee and all required originals (duly completed and executed by such Note Payee) of all materials delivered to such Note Payee pursuant to the foregoing clause (i), a certificate registered in the name of such Note Payee representing the number of Note Payment Shares due to such Note Payee; and (ii) to each Management Payee that has surrendered all required originals (duly completed and executed by such Management Payee) of all materials delivered to such Note Payee pursuant to the foregoing clause (i), a certificate registered in the name of such Management Payee representing the number of Management Payment Shares due to such Management Payee.

                                   ARTICLE II
                              ADDITIONAL AGREEMENTS

     SECTION 2.01. Termination of Securities. Each of the Management Payees and
                   -------------------------
Note Payees hereby agrees that any Company Option, Company Warrant or Convertible Security held by such Management Payee or Note Payee, as the case may be, immediately prior to the Closing contemplated by the Merger Agreement, shall (automatically and without further action by such Management Payee or Note Payee, as the case may be, the Company, the Surviving Corporation or Parent, and notwithstanding any notice provisions provided for therein) be cancelled, terminated and of no further force or effect immediately prior to such Closing.

     SECTION 2.02. Waiver of Appraisal Rights. Each of those Management Payees
                   --------------------------
and Note Payees that is also a Stockholder hereby agrees to waive all dissenters' appraisal rights or similar rights or remedies to which he, she or it may be entitled, available under Section 262 of the Delaware General Corporation Law, or any other applicable law, in connection with the Merger and the transactions contemplated thereby.

     SECTION 2.03. Registration Rights. Each of the Management Payees and the
                   -------------------
Note Payees hereby agrees to be subject to, and bound by, all of the provisions of Section 6.06 of the

Merger Agreement to the same extent as if such Management Payee or Note Payee, as the case may be, were a party to the Merger Agreement.

     SECTION 2.04. Stockholder Questionnaire. Each of the Management Payees and
                   -------------------------
the Note Payees is, simultaneously with the execution and delivery of this Agreement, executing and delivering to Parent a properly completed Stockholder Questionnaire.

                                   ARTICLE III
                        TERMINATION, AMENDMENT AND WAIVER

     SECTION 3.01. Termination. This Agreement shall terminate immediately upon,
                   -----------
and simultaneously with, the termination of the Merger Agreement for any reason whatsoever. Additionally, this Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

          (a) by mutual written agreement of all of the parties hereto;

          (b) by Parent, in the event of a material breach by the Company, any Note Payee or any Management Payee of any representation, warranty, covenant, obligation or agreement contained herein that has not been cured or is not curable by the Closing Date; or

          (c) by Company, in the event of a material breach by Parent of any representation, warranty, covenant, obligation or agreement contained herein that has not been cured or is not curable by the Closing Date.

     SECTION 3.02. Effect of Termination. In the event of the termination of
                   ---------------------
this Agreement pursuant to Section 3.01, this Agreement shall forthwith become void, there shall be no liability under this Agreement on the part of Parent, the Company, any Management Payee or any Note Payee and all rights and obligations hereunder of any party hereto shall cease; provided, however, that
                                                       -----------------
any such termination shall not affect, impair, release or terminate the rights or liabilities of any party hereto that accrued prior to the effectiveness of any such termination.

     SECTION 3.03. Amendment. This Agreement may not be amended except by an
                   ---------
instrument in writing signed by all of the parties hereto.

     SECTION 3.04. Waiver. At any time prior to the Closing, any party hereto
                   ------
may (a) extend the time for the performance of any obligation or other act of any other party hereto and (b) waive compliance with any provision of this Agreement. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the party or parties to be bound thereby.

                                   ARTICLE IV
                               GENERAL PROVISIONS

     SECTION 4.01. Notices. All notices, requests, claims, demands and other
                   -------
communications hereunder shall be in writing, and shall be deemed to have been duly given if

(a) delivered personally (effective upon delivery), (b) mailed by registered or certified mail, return receipt requested, postage prepaid (effective five days after dispatch), (c) sent via a reputable, established courier service that guarantees next Business Day delivery (effective the next Business Day after delivery to such courier) or (d) sent via telecopier (effective upon the transmission of the telecopy in complete, readable form) addressed as set forth below (or at such other address for a party as shall be specified in a notice given in accordance with this Section 4.01):

     if to Parent:

               Essential Therapeutics, Inc.
               1365 Main Street
               Waltham, MA 02451
               Attention:  President
                                Facsimile:  781-647-4230

     with a copy to:

               Bingham Dana LLP
               150 Federal Street
               Boston, MA 02110
               Attention:  Julio E. Vega, Esq.
                                Facsimile:  617-951-8736

     if to the Company:

               Maret Corporation
               4041 MacArthur Blvd.
               Suite 375
               Newport Beach, CA  92660
               Attention:  President
                                Facsimile:  949-225-0006

     with a copy to:

               Stradling Yocca Carlson & Rauth
               660 Newport Center Drive
               Suite 1600
               Newport Beach, CA  92660
               Attention:  Lawrence B. Cohn, Esq.
                                Facsimile:  949-725-4100

if to any Note Payee or Management Payee, to the address for such Payee set forth in the Company's books and records.

     SECTION 4.02. Entire Agreement; Assignment. This Agreement, including all
                   ----------------------------
exhibits, schedules and recitals hereto, together with the Merger Agreement, the Voting Agreement, the Escrow Agreement and the Confidentiality Agreement, constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof. This Agreement shall not be assigned by operation of law or otherwise, except that Parent may assign all or any of their rights and obligations hereunder to any affiliate of Parent provided that no such assignment shall relieve the assigning party of its obligations hereunder if such assignee does not perform such obligations.

     SECTION 4.03. Governing Law; Venue. Except to the extent that Delaware Law
                   --------------------
is mandatorily applicable to the rights and obligations of parties to this Agreement, this Agreement shall be governed by, and construed in accordance with the laws of the Commonwealth of Massachusetts applicable to contracts executed in and to be performed in that Commonwealth. Subject to the provisions of
Section 4.05 below, all actions and proceedings arising out of or relating to this Agreement shall be heard and determined exclusively in any Massachusetts state or federal court sitting in the City of Boston.

     SECTION 4.04. Waiver of Jury Trial. Each of Parent and the Company, and
                   --------------------
each Note Payee and Management Payee hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or the actions of Parent, the Company or any Note Payee or Management Payee in the negotiation, administration, performance and enforcement thereof.

     Section 4.05. Dispute Resolution. Except to the extent otherwise
                   ------------------
specifically provided below in this Section 4.05, all claims, controversies, differences or disputes between or among any of the parties hereto arising from or relating to this Agreement and the transactions contemplated hereby shall be determined solely and exclusively by arbitration in accordance with the rules of commercial arbitration then in effect of the American Arbitration Association, or any successors thereto ("AAA"), in Boston, Massachusetts, unless the parties
                            ---
otherwise agree in writing. Each of the parties consents to venue for such arbitrations in Boston, Massachusetts and to service of process by certified or registered mail. Upon commencement of any arbitration pursuant hereto, the parties shall jointly select an arbitrator. In the event the parties fail to agree upon an arbitrator within twenty (20) days, then each party shall select an arbitrator and such arbitrators shall then select a third arbitrator to serve as the sole arbitrator; provided that if either party, in such event, fails to
                        -------------
select an arbitrator within seven (7) days, such arbitrator shall be selected by the AAA upon application of either party. Judgment upon the award of the agreed upon arbitrator or the so chosen third arbitrator, as the case may be, shall be binding and shall be entered by a court of competent jurisdiction. The parties agree to abide by any decision rendered in any such arbitration as final and binding and waive the right to submit the dispute to a public tribunal for a jury or non-jury trial. The fees and expenses of the AAA in any such arbitration shall be shared equally by the parties, unless otherwise ordered by the arbitrator(s). Each party shall be responsible for all costs incurred by it in preparing for and participating in the arbitration, unless the arbitrator(s) order that a party shall be entitled to recover its actual out-of-pocket costs and expenses, including without limitation reasonable attorneys' fees incurred in connection with such arbitration. Notwithstanding anything to the contrary in this Section 4.05, in no event, however, shall this
Section 4.05 be deemed to preclude a party hereto from instituting legal action seeking relief in the nature of a restraining order, an injunction, a specific performance order or the like in order to protect his or its rights pending the outcome of an arbitration hereunder.

     SECTION 4.06. Headings. The descriptive headings contained in this
                   --------
Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

     SECTION 4.07. Counterparts. This Agreement may be executed and delivered
                   ------------
(including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

            [The remainder of this page is intentionally left blank.
                            Signature page follows.]

     IN WITNESS WHEREOF, Parent, the Company and the undersigned Note Payees and the Management Payees have caused this Agreement to be executed as an instrument under deal as of the date first written.

                                   ESSENTIAL THERAPEUTICS, INC.


                                   By:      /s/ Mark Skaletsky
                                       ----------------------------------------
                                   Name: Mark Skaletsky
                                   Title: President and Chief Executive Officer


                                   MARET CORPORATION


                                   By:      /s/ Leonard R. Borrmann
                                       ----------------------------------------
                                   Name: Leonard R. Borrmann
                                   Title: President and Chief Executive Officer


                                   STOCKHOLDER REPRESENTATIVE:


                                       /s/ Terence E. Winters
                                   --------------------------------------------
                                   Terence E. Winters

            [The remainder of this page is intentionally left blank.
                            Signature page follows.]

                                   NOTE PAYEES:
                                   -----------

                                   VALLEY VENTURES II, L.P.


                                   By: VV II MANAGEMENT, L.L.C.
                                   Its: General Partner


                                   By:      /s/ John M. Holbiman III
                                       ----------------------------------------

                                   Print Name: John M. Holbiman III
                                               --------------------------------
                                   Its: Manager


                                   NEW YORK LIFE INSURANCE COMPANY


                                   By:      /s/ Ray E. Newton, III
                                       ----------------------------------------

                                   Print Name: Ray E. Newton, III
                                               --------------------------------
                                   Its: Managing Director

            [The remainder of this page is intentionally left blank.
                            Signature page follows.]

                                   COLUMBINE VENTURE FUND II, L.P.,
                                    a Delaware Limited Partnership


                                   By: Columbine Venture Management II,
                                        a Delaware Partnership
                                   Its: General Partner


                                   By:          /s/ Terence E. Winters
                                       ----------------------------------------
                                                Terence E. Winters
                                   Its: General Partner


                                   INNOCAL, L.P., a Delaware Limited Partnership


                                   By: Innocal Associates, L.P., a Delaware
                                        Limited Partnership
                                   Its: General Partner


                                   By:          /s/ John E. Houlihan
                                       ----------------------------------------

                                   Print Name: John E. Houlihan
                                               --------------------------------
                                   Its: General Partner


                                       /s/ John Patience
                                   --------------------------------------------
                                   John Patience


                                       /s/ Jack W. Schuler
                                   --------------------------------------------
                                   Jack W. Schuler

            [The remainder of this page is intentionally left blank.
                            Signature page follows.]

                                   MANAGEMENT PAYEES:
                                   -----------------


                                       /s/ Gere di Zerega
                                   --------------------------------------------
                                   Gere di Zerega


                                       /s/ Kathleen Rodgers
                                   --------------------------------------------
                                   Kathleen Rodgers


                                       /s/ Helmer P.K. Agersborg
                                   --------------------------------------------
                                   Helmer P.K. Agersborg


                                       /s/ Leonard Borrmann
                                   --------------------------------------------
                                   Leonard Borrmann


                                       /s/ Gerald Messerschmidt
                                   --------------------------------------------
                                   Gerald Messerschmidt


                                       /s/ James Oliver
                                   --------------------------------------------
                                   James Oliver


                                       /s/ James Rock
                                   --------------------------------------------
                                   James Rock


                                       /s/ Catherine Oyler
                                   --------------------------------------------
                                   Catherine Oyler


                                       /s/ Randolph C. Steer
                                   --------------------------------------------
                                   Randolph C. Steer


                                       /s/ Leigh Thompson
                                   --------------------------------------------
                                   Leigh Thompson


                                       /s/ Terence E. Winters
                                   --------------------------------------------
                                   Terence E. Winters